UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 18, 2010

First Savings Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Indiana	001-34155	37-1567871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 East Lewis & Clark Parkway, Clarksville, Indiana 47129
(Address of principal executive offices) (Zip Code)

(812) 283-0724
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

(b)          Effective August 18, 2010, Robert E. Libs retired from the Board of Directors of First Savings Financial Group, Inc. (the “Company”) and the Board of Directors of First Savings Bank, FSB (the “Bank”), the Company’s wholly-owned subsidiary.

In accordance with the Company’s Bylaws, the Company’s Board of Directors has adopted a resolution fixing the total number of directors of the Company at ten (10) in order to eliminate the vacancy created by Mr. Libs’ retirement.  The Bank’s Board of Directors has adopted an amendment to the Bank’s Bylaws to reduce the number of directors of the Bank to ten (10) in order to eliminate the vacancy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SAVINGS FINANCIAL GROUP, INC.

Date: August 19, 2010	By:	/s/ Larry W. Myers
Larry W. Myers
President and Chief Executive Officer